Exhibit 10.1

AMENDMENT OF SOLICATION/MODICATION OF CONTRACT	Contract id code N/A	Page of pages
		1	9
2. Amendment/modification no. Modification 0013	3. Effective date See Block 16 C	4. Requisition/purchase req. No N/A	5. Project no. (If applicable) N/A
6. issued by HHS/OS/ASPR/AMCG 330 Independence Avenue, SW, Room G640, Washington, DC 20201	code	N/A	7. Administered by (If other than item 6)	code	N/A

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	☒	9A. Amendment of solicitation no.
SIGA TECHNOLOGIES, INC. 35 E 62nd Street New York, NY 10065
9B. dated (see item 11)
☒	10A. Modification of contract/order no. HHSO100201100001C
CODE N/A	FACILITY CODE N/A	10B. DATED (SEE ITEM 13) 05/13/2011
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

~The above numbered solicitation is amended as set forth In Item 14. The hour and date specified for receipt of Offers ~ is extended, ~ not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing Items 8 and 15, and returning ______________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment, you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
12. ACCOUNTING AND APPROPRIATION DATA (If required) N/A
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THAT CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
☐ A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.          THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

☒ C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 52.243-2 –Changes – Cost Reimbursement and FAR 1.605-1 – Mutual Agreement of the Parties
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)

PURPOSE:	This modification is to change the criteria for milestone 0001AB and reduce the CLIN 0002 holdback amount

FUNDS ALLOTED PRIOR TO MOD #13	$470,314,469.00
FUNDS ALLOTTED WITH MOD #13	$ 0.00
TOTAL FUNDS ALLOTED TO DATE	$470,314,469.00 (Unchanged)

EXPIRATION DATE:	September 24, 2020 (Unchanged)

CONTRACT FUNDED THROUGH	September 24, 2020 (Unchanged)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Linda D. Luczak, Contracting Officer
Dennis E. Hruby

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA		16C. DATE SIGNED

/s/ Dennis E. Hruby	28 Jun 2016	BY	/s/ Linda D. Luczak	6/28/2016
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070 OMB No. 0990—0115		STANDARD FORM 30 (rev. 10-83)

Contract No. HHSO100201100001C Modification No.0013	Continuation Sheet Block 14	Page 2 of 9
A.	The following CLINS 0001 (0001AA, 0001AB, 0001AC, and 0001AD) and 0002 under B.5 Price Schedule is hereby modified as follows:

B. 5 Price Schedule

BASE
CLIN#	Cost Type	Supply or Service	U/I	Qty	Unit Price	Extended Price
0001	FFP	Manufacture and deliver 1,700,000 smallpox antiviral treatment courses (minimum 60 month stability from date of manufacture) to support appropriate regulatory filing submitted by CDC as described in Section C.1) NOTE: The maximum amount payable for all 1,700,000 FDA approved treatment courses is $409,811,755.00 (inclusive of all advance payments, milestone payments and hold back)	EA	1,700,000	[redacted]*	$368,900,000.00
0001AA		Advance Payments	JOB	[redacted]*	[redacted]*	$40,981,175.00
0001AB		Milestone Payment 1: Documentation to BARDA that data covering the first 100 subject enrolled in the phase III pivotal safety study have been submitted to and reviewed by a DSMB, and submission of the final pivotal rabbit efficacy study report to the FDA.	JOB	[redacted]*	[redacted]*	$20,490,587.00
0001AC		Milestone Payment 2A: Complete FDP Commercial Validation batches and report	JOB	[redacted]*	[redacted]*	$8,196,235.00
0001AD		Milestone Payment 2B: Approved product labeling strategy	JOB	[redacted]*	[redacted]*	$12,294,352.00
0002	FFP	Payment upon FDA Approval for all treatment courses being provided under this contract (CLIN 0001 and CLIN 0022). This CLIN contains the lump sum amount of holdback from CLIN 0001 of approximately [redacted]*	LS	[redacted]*	[redacted]*	$40,911,755.00

NOTE:	The overall total amount of the contract remains unchanged,

B.	Based on FDA agreeing upon the treatment dose to allow phase III efficacy trials to proceed and the Contractor’s successful enrollment of [redacted]* of projected study subjects in these trials the total amount of FDA approval hold back is being reduced from [redacted]* to approximately [redacted]*. The language under paragraph B.6.1.2. and B.6.1.2.1 is revised as follows:

B.6.1.2             FDA Approval Hold Bank

B.6.1.2.1          The negotiated dollar amount equivalent to approximately [redacted]* will be withheld from payment under CLIN 0001 until such time as the Contractor achieves FDA approval. This pertains to FDP doses that are delivered to the SNS prior to approval.

* Certain material has been omitted pursuant to a request for confidential treatment.  Such omitted material has been filed separately with the Securities and Exchange Commission.

Contract No. HHSO100201100001C Modification No.0013	Continuation Sheet Block 14	Page 3 of 9
After achieving FDA approval, the Contractor shall invoice under CLIN 0002 in the lump sum amount of $40,911,755.00 for all treatment courses required under this contract are delivered to the SNS.

C.	By revising the language under paragraph H.16.2 and table as follows:

H. 16.2 Approvals for advance payments and or milestone payments have been agreed upon as follows:

•	Advance Payment - [redacted]* of the total negotiated contract amount
•	Milestone payment ([redacted]*): Upon documentation provided to BARDA that data covering the first 100 subject enrolled in the phase III pivotal safety study have been submitted to and reviewed by a DSMB, and submission of the final pivotal rabbit efficacy study report to the FDA.
•	Milestone payment ([redacted]*): Completion of Final Drug Product (FDP) Commercial Validation batches and report. [redacted]* of the total negotiated contract amount for the completion of FDP Commercial Validation batches and report. ([redacted]*)
•	Milestone payment ([redacted]*): Approved Product Labeling Strategy - [redacted]* of the total negotiated contract amount for the approval of the product labeling strategy ([redacted]*)

1.	[redacted]* Project BioShield Advance Payment - $40,981,175.00

The HHS Secretary has determined that an advance payment is necessary to ensure success of this project, and has authorized a [redacted]* advance payment in accordance with 42 USC 247d-6b(c)(7)(C)(ii)(I) PAYMENT CONDITIONED ON DELIVERY. This [redacted]* advance payment equates to 40,981,175.00 and is required to be repaid if there is a failure to perform by the Contractor under the contract.

Nothing in the PAYMENT CONDITIONED UPON DELIVERY sub-clause shall be construed as affecting the rights of vendors under provisions of law or regulation (including the Federal Acquisition Regulation) relating to the termination of contracts for the convenience of the Government.

Upon notification of receipt and notification of approval of the Final Security Plan, the Contractor shall invoice for $5,000,000. The remaining balance of $35,981,175 shall be invoiced 90 days of performance (TBD).

1.  Milestone Payment at [redacted]* for a total of $20,490,587. (Upon documentation provided to BARDA that data covering the first 100 subject enrolled in the phase III pivotal safety study have been submitted to and reviewed by a DSMB, and submission of the final pivotal rabbit efficacy study report to the FDA.)

Nothing in the PAYMENT CONDITIONED UPON DELIVERY sub-clause shall be construed as affecting the rights of vendors under provisions of law or regulation (including the Federal Acquisition Regulation) relating to the termination of contracts for the convenience of the Government.

Completion of each individual milestone is required prior to the issuance of each respective milestone payment. The contractor shall submit the deliverable (See below) for each respective milestone to the Contracting Officer’s Representative and Contracting Officer for review by the appropriate date, and is subject to Government concurrence and approval. The Contractor shall invoice for the milestone payment $20,490,587) after Contracting Officer approval is provided.

* Certain material has been omitted pursuant to a request for confidential treatment.  Such omitted material has been filed separately with the Securities and Exchange Commission.

Contract No. HHSO100201100001C Modification No.0013	Continuation Sheet Block 14	Page 4 of 9
2A.  1 Milestone Payment at [redacted]* for a total of $8,196,235.00 (Completion of Final Drug Product (FDP) Commercial Validation batches and report)

Nothing in the PAYMENT CONDITIONED UPON DELIVERY sub-clause shall be construed as affecting the rights of vendors under provisions of law or regulation (including the Federal Acquisition Regulation) relating to the termination of contracts for the convenience of the Government.

Completion of each individual milestone is required prior to the issuance of each respective milestone payment. The contractor shall submit the deliverable (See below) for each respective milestone to the Contracting Officer’s Representative and Contracting Officer for review by the appropriate date, and is subject to Government concurrence and approval. The Contractor shall invoice for the milestone payment $8,196,235.00 after Contracting Officer approval is provided.
2B.  1 Milestone Payment at [redacted]* for a total of $12,294,352.00 (Approved Product Labeling Strategy)

Nothing in the PAYMENT CONDITIONED UPON DELIVERY sub-clause shall be construed as affecting the rights of vendors under provisions of law or regulation (including the Federal Acquisition Regulation) relating to the termination of contracts for the convenience of the Government.

Completion of each individual milestone is required prior to the issuance of each respective milestone payment. The contractor shall submit the deliverable (See below) for each respective milestone to the Contracting Officer’s Representative and Contracting Officer for review by the appropriate date, and is subject to Government concurrence and approval. The Contractor shall invoice for the milestone payment $12,284,352.00 after Contracting Officer approval is provided.

D.	By revising the following advanced payment and milestone from CLIN 0001 table as follows:

* Certain material has been omitted pursuant to a request for confidential treatment.  Such omitted material has been filed separately with the Securities and Exchange Commission.

Contract No. HHSO100201100001C Modification No.0013	Continuation Sheet Block 14	Page 5 of 9
Advanced and Milestone Payments from CLIN-0001
#	Payment Milestones	Deliverable	Date	Payment:
Advance Payment
1	[redacted]*	[redacted]*	[redacted]*	[redacted]*
Payment Milestones #1
1	[redacted]*	[redacted]*	[redacted]*	[redacted]*
2A	[redacted]*	[redacted]*	[redacted]*	[redacted]*

* Certain material has been omitted pursuant to a request for confidential treatment.  Such omitted material has been filed separately with the Securities and Exchange Commission.

Contract No. HHSO100201100001C Modification No.0013	Continuation Sheet Block 14	Page 6 of 9
2B	[redacted]*	[redacted]*	[redacted]*	[redacted]*

3	[redacted]*	[redacted]*	[redacted]*	[redacted]*

E.	By adding the following reporting requirement to the table under F.3.3 as follows:

F.3.3 — “Reporting Requirements”
#	Type of Deliverable	Frequency/Time Periods	Description of Deliverable	Reporting Procedures
30	Notification and documentation of DSMB data submitted to the FDA following enrollment of the first 100 subjects in the ST-246- 008 pivotal phase III safety trial	At least 15 business days prior to submission to FDA
The contractor shall provide BARDA the opportunity to review and comment upon all draft regulatory documents before submission to the FDA. Contractors shall provide BARDA with an electronic copy of the final FDA submission. All documents shall be duly marked as either ‘Draft’ or ‘Final’

The Contractor must address in writing all concerns raised by BARDA to the satisfaction of BARDA before FDA submission

•    Contractor will submit proposed FDA Meeting Briefing Packets to BARDA at least 15 business days prior to FDA submission.
•    If corrective action is required, the Contractor must address in writing all concerns raised by BARDA staff to the satisfaction of BARDA
•    Final FDA submissions shall be submitted to BARDA concurrently or no later than one (1) calendar day of its submission to CDER

* Certain material has been omitted pursuant to a request for confidential treatment.  Such omitted material has been filed separately with the Securities and Exchange Commission.

Contract No. HHSO100201100001C Modification No.0013	Continuation Sheet Block 14	Page 7 of 9
F.	By the addition of items under Table B, Section F.3, Contract Milestone and Go/No Go Decision Gates as follows:

Section F.3 — Table B: — "Contract Milestones and Go/NO GO Decision Gates
Mstn #	Go/NO GO Decision Gates	Go Criteria	No-Go Criteria	Deliverable	SOO/WBS #
16	[redacted]*	[redacted]*	[redacted]*	[redacted]*	[redacted]*
17	[redacted]*	[redacted]*	[redacted]*	[redacted]*	[redacted]*
18	[redacted]*	[redacted]*	[redacted]*	[redacted]*	[redacted]*

G.	By revising the Project BioShield Specific Deliverables (Item 1 only) under Section F.3 of the contract to read as follows:

Project BioShield Specific Deliverables
#	Type of Deliverable	Frequency/Time Periods	Description of Deliverable	Reporting Procedures	Quantity/Form
1	Delivery of MCM	[redacted]*	[redacted]*	[redacted]*	[redacted]*

* Certain material has been omitted pursuant to a request for confidential treatment.  Such omitted material has been filed separately with the Securities and Exchange Commission.

Contract No. HHSO100201100001C Modification No.0013	Continuation Sheet Block 14	Page 8 of 9
H.	By revising the Project BioShield Delivery Schedule under F.6 Delivery Schedule (previously modified under Modification 0009) as follows:

Delivery Number	Number of Bottles (42 x 200mg Capsules)	Number of Courses	Delivery Date	Batches
#1	[redacted]*	[redacted]*	[redacted]*	[redacted]*
#2	[redacted]*	[redacted]*	[redacted]*	[redacted]*
#3	[redacted]*	[redacted]*	[redacted]*	[redacted]*
#4	[redacted]*	[redacted]*	[redacted]*	[redacted]*
#5	[redacted]*	[redacted]*	[redacted]*	[redacted]*
#6	[redacted]*	[redacted]*	[redacted]*	[redacted]*
#7	[redacted]*	[redacted]*	[redacted]*	[redacted]*
#8	[redacted]*	[redacted]*	[redacted]*	[redacted]*
#9	[redacted]*	[redacted]*	[redacted]*	[redacted]*
#10	[redacted]*	[redacted]*	[redacted]*	[redacted]*
#11	[redacted]*	[redacted]*	[redacted]*	[redacted]*
#12	[redacted]*	[redacted]*	[redacted]*	[redacted]*
#13	[redacted]*	[redacted]*	[redacted]*	[redacted]*
#14	[redacted]*	[redacted]*	[redacted]*	[redacted]*
#15	[redacted]*	[redacted]*	[redacted]*	[redacted]*
#16	[redacted]*	[redacted]*	[redacted]*	[redacted]*
#17	[redacted]*	[redacted]*	[redacted]*	[redacted]*
#18	[redacted]*	[redacted]*	[redacted]*	[redacted]*
Total	[redacted]*	[redacted]*

* Certain material has been omitted pursuant to a request for confidential treatment.  Such omitted material has been filed separately with the Securities and Exchange Commission.

Contract No. HHSO100201100001C Modification No.0013	Continuation Sheet Block 14	Page 9 of 9
I.	By changing all references of Contracting Officer’s Technical Representative to read Contracting Officer’s Representative (COR)

J.	All other terms and conditions of contract HHSO100201100001C remain unchanged.

END OF MODIFICATION 0013 to HHSO10020110001C